Dated the 24th day of June 1996.


                                SAME FAST LIMITED

                                       and

                       MAN SANG JEWELLERY COMPANY LIMITED


                   ******************************************

                                TENANCY AGREEMENT

                   ******************************************


                   REGISTERED in the Land Registry by Memorial
                   No. UB 6679777 on 18 July 1996




                                            /s/ illegible
                                            ------------------------------------
                                            FOR LAND REGISTRAR




                              PAUL K. C. CHAN & CO.
                                   Solicitors
                                    Room 801,
                                Chinachem Tower,
                          34-37 Connaught Road Central,
                                    Hong Kong

                               Ref: PC/AT/av/2871
                         Disk Ref: b:conv29:2871nt01.ta

     THIS AGREEMENT is made the 24th day of June One Thousand Nine Hundred and Ninety Six.

PARTIES

     BETWEEN the parties more particularly described and set out in the First Schedule hereto.

WHEREBY IT IS AGREED as follows:

DESCRIPTION OF PREMISES

1.   DESCRIPTION OF PREMISES

     The Landlord shall let and the Tenant shall take on an "as is" basis ALL THAT the premises more particularly described and set out in the Second Schedule hereto and for identification purposes only more particularly shown on the plan annexed hereto and thereon colored Pink and Pink hatched Black (hereinafter referred to as "the said Premises") forming part of the messuages erections and buildings known as Railway Plaza, No. 39 Chatham Road South, Kowloon, Hong Kong (hereinafter referred to as "the said Building") erected on ALL THOSE pieces or parcels of ground situate lying and being at Hong Kong and respectively registered in the Land Registry as The Remaining Portion of Kowloon Inland Lot No. 10453, Kowloon Inland Lot No. 8511 and The Remaining Portion of Kowloon Inland Lot No. 7700 (hereinafter referred to as "the said Land") TOGETHER with the right in common with the Landlord and all others having the like right to use and enjoy all entrances, staircases, landings, passages and lavatories in the said Building in so far as the same are necessary for the proper use and enjoyment of the said Premises AND ALSO TOGETHER with the right in common as aforesaid to use and enjoy all escalators, lifts and central air-conditioning and heating services (if any) intended for common use and provided and installed in the said Building whenever the same shall be operating for the term and at the rent more particularly described and set out in the Third Schedule hereto.

2.   TERM AND RENT DEPOSITS

     The Tenant shall on the signing of this Agreement deposit to the Landlord the sums more particularly described and set out in the Third Schedule hereto (hereinafter referred to as "the said deposit") representing the aggregate of 3 months rent and air-conditioning charge and management fee to secure the due performance and observance of the agreements, stipulations and conditions herein contained and on the part of the Tenant to be observed and performed. At the expiration or sooner determination of this Agreement if the Tenant shall have paid all rent or air conditioning charge and management fee or other sums payable hereunder and if there shall be no breach non-observance or non-performance of any of the agreements, stipulations or conditions herein contained on the Tenant's part to be observed and performed the Landlord shall refund to the Tenant the said deposit within twenty-one (21) days after delivery of vacant possession of the said Premises to the Landlord but without any interest thereon but if there shall be any rent or air conditioning charge and management fee or other sums payable hereunder in arrears the Landlord shall be entitled to apply the said deposit towards payment of such arrears and if there shall be breach non-observance or non-performance of any of the agreements, stipulations or conditions herein contained on the Tenant's part to be observed and performed the Landlord shall be entitled to apply the said deposit or such part or parts thereof towards remedying such breach (in so far as this may be possible) in which event the Tenant shall within seven (7) days of a written demand by the Landlord as a condition precedent to the continuation of the tenancy hereby created deposit with the LANDLORD the amount by which the said deposit may have been reduced (a certificate issued by the Landlord in this connection shall be conclusive and binding upon the Tenant save for manifest errors) and if the Tenant shall fail so to do the Landlord shall forthwith be entitled to forfeit the tenancy hereby created and to re-enter on the said Premises and to determine this Agreement in which event the Landlord shall be entitled to deduct sums sufficient to compensate the Landlord for all losses costs and expenses suffered as a result thereof from the said deposit without prejudice to any other right or remedy of the Landlord hereunder. In no event however shall the Tenant be entitled to treat payment of the said deposit as payment of the rent or the air conditioning charge and management fee or other charges or fees payable hereunder.

3.   TENANT'S OBLIGATIONS

     The Tenant to the intent that the obligations hereunder shall continue throughout the term hereby agrees with the Landlord as follows:

     (a)  TO PAY RENT

          To pay the rent on the days and in the manner herein provided for payment thereof.

     (b)  TO PAY RATES TAX, ETC.

          To pay and discharge all rates, taxes, assessments, duties, charges, impositions and outgoings of an annual or recurring nature now or hereafter to be assessed, imposed, charged, or levied by the Government of Hong Kong or other lawful authority upon the said
          Premises or upon the owner or occupier thereof (Crown Rent and Property Tax and expenses of a capital or non-occurring nature alone excepted).

     (c)  TO PAY SERVICE CHARGES AND DEPOSITS.

          To pay and discharge punctually during the term all deposits and charges for gas, water, electricity, telephone and other services whatsoever now or at any time hereafter consumed by the Tenant and chargeable in respect of the said Premises and to pay and discharge all necessary deposits for the supply of gas, water, electricity, telephone and other services for the common area and the common service facilities of the said Building when required and to comply with all requirements of the gas, water, electricity, telephone and other services authorities or suppliers relating to the use of such services authorities or the fitting out of the said Premises by the Tenant Provided That if there shall be more than one tenant to share the use of one gas, water or electricity meter (as the case may be) then the charges for the supply of gas, water or electricity (as the case may be) to such tenants shall be shared and paid by the said tenants in proportion.

     (d)  TO PAY AIR CONDITIONING AND SERVICE CHARGES

          i.   TO PAY AIR CONDITIONING AND SERVICE CHARGES

               To pay the Landlord punctually during the term such monthly contribution towards the costs, charges and expenses for the maintenance and supply of air conditioning and management services or otherwise as shall be required by the Landlord and unless and until otherwise demanded by the Landlord such monthly contribution shall be such sum as more particularly specified in the Third Schedule hereto.

          (ii) ADJUSTMENT OF AIR CONDITIONING CHARGE AND MANAGEMENT FEE

               If at any time during the term the operating cost relative to the supply of the air conditioning and management services or otherwise shall have risen the Landlord shall have the right from time to time to increase the air conditioning and management service charges in proportion to the said increase whose assessment shall be conclusive.

          (iii) OPERATING HOURS OF AIR CONDITIONING

               The Landlord and/or the manager charged with the management of the said Building during the term of the tenancy ("the Manager") reserves the right to change the operating hours of the central air conditioning system of and in the said Building.

          (iv) EXTRA AIR CONDITIONING CHARGE AND MANAGEMENT FEE FOR EXTENDED HOURS OF AIR CONDITIONING

               Should the Tenant require the operating hours of the air conditioning be extended, the Tenant shall pay to the Landlord or the Manager (where applicable) such extra and additional charges at such hourly rate or monthly contribution as shall be determined by the Landlord or the Manager (where applicable) from time to time for the supply of extended hours of air conditioning.

          (v) TO PAY COST OF REPAIRING AIR CONDITIONING PLANT IF DAMAGED BY NEGLECT OF TENANT

               To reimburse to the Landlord the cost of repairing or replacing any air conditioning units or any part of the air conditioning apparatus or installation within the said Premises which is damaged or defective unless the Tenant can prove that the defect or damaged condition hereinbefore referred to was due to the negligence of the Landlord or any of its contractors, servants, employees or agents.

     (e)  TO SUBMIT LAYOUT PLANS FOR APPROVAL

          (i) The Tenant shall within fourteen (14) days upon receipt of the Fit Out Guide in respect of the said Building at its own cost and expense prepare and submit layout plans and specifications to the Landlord and the Manager for their approval. Failure of the Tenant to submit the layout plans and specifications within the prescribed time for approval shall not entitle the Tenant to any extension of the commencement date of the tenancy hereby created nor to any extension of the payment of the rent or air conditioning charge and management fee payable by the Tenant hereunder.

          (ii) TO FIT OUT IN ACCORDANCE WITH APPROVED LAYOUT PLANS

               To fit out the said Premises at the Tenant's expense in accordance with such layout plans and specifications as shall have been first submitted to and approved in writing by the Landlord and the Manager in a good and proper workmanlike fashion and in all respects in a style and manner appropriate to a first class office and commercial building and so to maintain the same throughout the term in good repair and condition to the satisfaction of the Landlord and the Manager. In the event of such approval being requested, it shall be a condition precedent to the granting thereof that the Tenant shall pay to the Landlord and the Manager all fees and costs incurred by the Landlord and the Manager in employing architects, engineers, professionals, specialist and/or consultants to vet examine and scrutinize such layout plans and specifications. Such approval from the Landlord and the Manager shall in no event relieve the Tenant from the responsibility to obtain all necessary permits and licenses pertaining to the fitting out works and the Tenant shall give all notices required and shall comply with all Ordinance, rules, regulations and all regulations and by-laws of any public utility company or authority. The Tenant shall not cause or permit to be made any variations to the approved layout plans and specifications or to the interior design or layout of the said Premises without the prior approval in writing of the Landlord and the Manager. An administration fee will be charged for any services provided or deemed necessary to be provided by the Landlord and the Manager in respect of the fitting out works of the Tenant.

     (f)  COVENANTS FOR REPAIR

          At the expense of the Tenant to keep the interior of the said Premises including but not limited to the flooring or interior plaster or other finishes or rendering to walls, floors and ceilings and the Landlord's fixtures and fittings therein and all additions thereto including all doors, windows, air conditioning fancoils, electrical installations and wirings, toilet equipments, ventilators, fire fighting equipments, flush system apparatus and water apparatus in good repair and condition to the satisfaction of the Landlord and to well and sufficiently preserve repair and maintain the same and to deliver up the same to the Landlord at the expiration or sooner determination of the term in like condition. In particular, but without in any way limiting the foregoing:

          (i)  TO PAY COST OF REPLACING BROKEN WINDOWS, ETC.

               To reimburse to the Landlord the cost of replacing all broken and/or damaged windows, shutters, glass or plate glass (if any) of or in the said Premises or the said Building whether the same be broken or damaged by the negligence of the Tenant or any of its servants, employees, agents, invitees, licensees or customers or by circumstances beyond the control of the Tenant.

          (ii) TO INSTALL, REPAIR OR REPLACE ELECTRICAL WIRINGS, ETC. WITHIN THE PREMISES

               At the expense of the Tenant to install, repair or replace, if so required by the appropriate supply company, statutory undertaker or authority as the case may be under the terms of any Electricity Supply or similar Ordinance for the time being in force or any Orders in Council or Regulations made thereunder all electrical wirings installations and fittings installed by the Tenant within the said Premises.

          (iii) TO KEEP SANITARY APPARATUS IN GOOD REPAIR AND CONDITION

               At the expense of the Tenant to keep the water tanks, drains, pipes, toilets, lavatories, sanitary or plumbing apparatus and other water apparatus (hereinafter collectively referred to as "the Sanitary Apparatus") used exclusively by the Tenant and its servants, employees, agents, invitees, licensees and customers in good, clean and tenantable repair and condition to the satisfaction of the Landlord and in accordance with the regulations or by-laws of all Public Health and other government authorities concerned and to pay to the Landlord on demand all costs and expenses incurred by the Landlord in cleaning, clearing, repairing or replacing any of the Sanitary Apparatus choked, impeded, blocked or stopped up owing to the careless or improper use or neglect by the Tenant or any of its servants, employees, agents, invitees, licensees or customers.

          (iv) TO PAY COST OF REPLACING LIGHT BULBS

               To reimburse to the Landlord the cost of replacing any damaged, broken, defective or burned out electric light bulbs, tubes and globes in the said Premises which are provided by the Landlord.

          (v) TO BE RESPONSIBLE FOR ANY LOSS OR DAMAGE CAUSED TO ANY PROPERTY OR ANY PERSON

               To be wholly responsible for any loss damage or injury caused to any property or to any other person whomsoever directly or indirectly through the defective or damaged condition of any part of the interior of the said Premises and/or the fixtures and fittings therein and/or all additions thereto the repair or maintenance of which is the responsibility of the Tenant hereunder and to make good the same by payment or otherwise and to indemnify and keep indemnified the Landlord against all actions proceedings, claims and demands made upon the Landlord in respect of any such loss, damage or injury and all costs and expenses (including legal costs on a full indemnity basis) incurred by the Landlord incidental thereto.

          (vi) TO PROTECT INTERIOR FROM STORM OR TYPHOON

               To take all reasonable precautions to protect the interior of the said Premises from storm or typhoon damage and in the event of such damage being incurred to repair the damage or restore the said Premises to a proper state and condition in accordance with the covenants for repair contained in this Clause 3(f).

     (g)  EMPLOY CLEANING CONTRACTOR

          (i) The Tenant shall employ a cleaning contractor at its own expense for the cleaning of the said Premises in the event that the Tenant shall not have employed its own staff for cleaning of the said Premises.

          (ii) TO BE RESPONSIBLE FOR REMOVAL OF GARBAGE AND REFUSE

               The cleaning contractor shall be responsible for the removal and disposal of all garbage or refuse each and every day from the said Premises to such location as shall be specified by the LANDLORD and/or the Manager in the manner and subject to such reasonable rules and regulations prescribed by the Landlord and/or the Manager from time to time and until such time as such garbage or refuse is removed from the said Building to keep within the said Premises the same securely sealed in containers of a design as specified by the Landlord and/or the Manager from time to time.

          (iii) TO COOPERATE WITH CLEANING CONTRACTOR AND OTHERS

               To render full cooperation to the cleaning contractor and tenants or occupiers of the other parts of the said Building with a view to keep the said Premises and the said Building at all times in a neat and tidy condition.

     (h) TO PAY THE COST OF AFFIXING OR REPLACING TENANT'S NAME ON THE DIRECTORY BOARD

          To pay to the Landlord or its agents immediately upon demand the cost of affixing, repairing, altering or replacing as may be necessary the Tenant's name on the Directory Board (if any) provided by the Landlord or the Manager. The Tenant's name so appearing on the Directory Board in English and Chinese in uniform lettering and characters designed by the Landlord or the Manager (where applicable) shall strictly be in accordance with that appearing in this Agreement or its trading name(s) with or without its registered trademark or logo subject to the Tenant's request unless prior written consent to name otherwise has first been obtained from the Landlord. The Tenant shall, in the event of the Tenant changing its name, notify the Landlord at least seven (7) days prior to such change of name.

     (i)  TO ENSURE SECURITY EQUIPMENT IN GOOD ORDER

          To ensure at all times that all fire alarms, fire fighting equipments, rolling shutters and other equipments for security purpose provided by the Landlord shall not be disrupted, interrupted, damaged or caused to be defective through the act, default or neglect of the Tenant or any of its servants, employees, agents, invitees, licensees or customers.

     (j)  TO PERMIT LANDLORD TO ENTER AND VIEW

          (i) To permit the Landlord and all persons authorized by it at all reasonable times to enter into and upon the said Premises to view and inspect the state of repair and condition of the said Premises or any part or parts thereof, to take inventories thereof and to carry out any works or repairs which is required to be done in the opinion of the Landlord. The Landlord shall be entitled, without incurring therefor any liability whatsoever whether tortious or otherwise, in the event of an emergency or if the Tenant shall fail to permit entrance pursuant hereto forcibly to enter the said Premises and the Tenant shall pay the cost of repairing and making good any damage thereby caused.

          (ii) TO PERMIT THE LANDLORD TO TAKE PROSPECTIVE TENANTS OR PURCHASERS TO VIEW

               During the three months immediately preceding the expiration of the term hereby granted the Landlord or its authorized agents shall be at liberty to take prospective new Tenantss or purchasers to view the interior of the said Premises and to display an advertisement outside the said Premises offering the said Premises for letting or sale.

     (k)  TO EXECUTE REPAIRS ON RECEIPT OF NOTICES

          (i) On receipt of any notice form the Landlord or its authorized agents specifying any works or repairs required to be done and the time in which they are to be done and which are the responsibility of the Tenant hereunder, forthwith to comply with such notice.

          (ii) TO PERMIT LANDLORD TO REPAIR AND MAKE GOOD THE PREMISES

               If the Tenant shall fail within fourteen (14) days of such notice, or such shorter period as shall be appropriate in case of emergency, to proceed to commence and then to continue diligently and expeditiously to comply with such notice in all respects or if the Tenant shall at any time make default in the performance of any of the agreements stipulations and conditions herein contained for or in relating to the repair, decoration, preservation, protection or maintenance of the said Premises or any part or parts thereof it shall be lawful for the Landlord and all persons authorized by the Landlord including but not limited to its agents, servants and workmen to enter upon the said Premises and to carry out all or any of the works referred to in such notice and the cost of so doing and all expenses incurred thereby shall be paid by the Tenant to the Landlord on demand and shall forthwith be recoverable by the Landlord as debt by action Provided That if the Tenant shall fail to pay such debt within fifteen (15) days, the Landlord shall in addition be entitled to charge interest thereon but no such entry, repair, decoration, preservation, protection or maintenance shall prejudice the Landlord's right of re-entry and forfeiture hereinafter contained.

     (l)  TO INFORM LANDLORD OF DAMAGE OR ACCIDENT

          To give notice in writing to the Landlord or its authorized agents as soon as practicable after the Tenant shall have become aware of any accident or of any damage caused or that may be caused to the said Premises, the fixtures or fittings provided therein by the Landlord, the water pipes, the gas pipes, the electrical wirings, the lifts, the common services facilities, the said Building or any persons thereon and of any defects or want of repair thereof.

     (m)  TO OBEY THE HOUSE RULES

          (i) To obey and comply strictly with the Management House rules (if any) made by the Manager subject to the provisions of the deed of Mutual Covenant and Management Agreement and to furnish first class service to customers and not to conduct the business of the Tenant in such manner as to prejudice the goodwill and reputation of the said Building as a first class office and commercial building. The House Rules in force at the date hereof may be revoked or amended by the Manager at any time and from time to time subject to the provisions of the Deed of Mutual Covenant and Management Agreement.

          (ii) TO OBEY AND COMPLY WITH ALL NOTICES AND ANNOUNCEMENTS MADE BY LANDLORD OR MANAGER

               To obey and comply with such rules, regulations or requirements stated in notices or announcements as may from time to time be made imposed, adopted, introduced or amended by the Landlord and/or the Manager and/or its agents in respect of the said Building.

     (n)  TO COMPLY WITH DMC AND FIT OUT GUIDE

          (i) To obey and comply with and to keep the Landlord indemnified against the breach of any of the provisions of the Deed of Mutual Covenant and Management Agreement and/or the Fit Out Guide (if any).

          (ii) TO COMPLY WITH ALL ORDINANCES, ETC.

               To obey and comply with and to keep the Landlord indemnified against the breach of all Ordinances, regulations, by-laws, rules, requirements, directions and orders of any Government or other competent authority relating to the use of and the conduct and carrying on of the Tenant's business in the said Premises as specified in the Fourth Schedule hereto or to any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any servant, employee, agent, invitee, licensee or customer of the Tenant and to notify the Landlord forthwith in writing of any notice received from the Manager of any statutory or public authority concerning or in respect of a possible breach of this Clause 3(n).

     (o)  TO BE RESPONSIBLE FOR CONTRACTORS, SERVANTS, AGENTS AND LICENSEES

          (i) To be responsible to the Landlord for the acts, neglects, defaults and omissions of all contractors, servants, employees, agents, invitees, licensees or customers of the Tenant as if they were the acts, neglects, defaults and omissions of the Tenant and for the purposes of this Agreement "licensee" shall include any person present in, using or visiting the said Premises with the consent of the Tenant expressed or implied.

          (ii) TO INDEMNIFY THE LANDLORD AGAINST ALL ACTIONS ETC.

               To indemnify and keep the Landlord indemnified from and against all actions, proceedings, claims and demands whatsoever brought or made by the tenants and occupiers of the other parts of the said Building and any third party and all costs and expenses (including legal costs on a full indemnity basis) incurred by the Landlord thereby arising in respect of any act or liability caused by or arising from the act, breach of duty, neglect or default (irrespective of whether wilful or not) of the Tenant or any of its contractors, servants, employees, agents, invitees, licensees or customers including but not limited to any breach or non-observance or non-performance of any of the agreements stipulations and conditions herein contained and on the Tenant's part to be observed and performed or by reason of any water or smoke or offensive smell or odor originating from the said Premises.

     (p)  TO YIELD UP AT THE END OF TERM

          To quietly yield up the said Premises together with all the Landlord's fixtures, fittings and additions therein and thereto without compensations for any alterations or improvements made to the said Premises at the expiration or sooner determination of the term and/or this agreement in good clean and tenantable repair and condition notwithstanding any rule of law or equity to the contrary Provided
          That the Tenant shall at the Tenant's expense remove all personal property, fixtures and fittings and additions therein and thereto of the Tenant and make good all damage caused by such removal and reinstate the said Premises to the condition they were in at the commencement of the term and thereupon to surrender to the Landlord all keys giving access to all parts of the said Premises held by the Tenant and to permit the Landlord to remove at the Tenant's expense all name-plates, letterings, characters, posters, flags, signboards, decorations, advertising matters or other device whatsoever relating to the Tenant from the said Premises, the said Building or any part or parts thereof and to make good any damage caused by such removal at the Tenant's expense.

4.   TENANT'S RESTRICTIVE COVENANTS

     The Tenant hereby agrees with the Landlord that unless it has obtained the prior written consent of the Landlord on such terms and conditions as the Landlord may impose together with such consent;

     (a)  USE OF THE PREMISES

          (i) Not to use or permit or suffer the said Premises or any part or parts thereof to be used for an purpose other than as specified in the Fourth Schedule hereto and at the expense of the Tenant to obtain all necessary and appropriate licences and/or permits necessary for the carrying on of the Tenant's business and to comply with any local legislation, regulations and Government requirements and any subsequent amendments (if any) relating to such user on the said Premises and at all times to keep current valid and subsisting all such licences and/or permits.

          (ii) NOT TO USE FOR ILLEGAL, IMMORAL, ETC. USE

               Not to use or permit or suffer the said Premises to be used for any gambling, improper, illegal, immoral or political purpose.

          (iii) NOT TO USE PREMISES AS SLEEPING QUARTERS OR DOMESTIC PREMISES

               Not to use or permit or suffer the said  Premises  or any part or parts thereof to be used as a sleeping quarters or as domestic premises within the meaning of any Landlord and Tenant legislation or other legislation for the time being in force nor to allow any person to remain in the said Premises overnight.

     (b)  NOT TO PREPARE FOOD OR PERMIT ODORS

          Not to prepare or permit or suffer to be prepared any food in the said Premises or to cause or permit any odors or noxious smell which shall in the opinion of the Landlord be offensive or unusual to be produced upon, permeated through or emanated from the said Premises.

     (c)  NOT TO USE PREMISES FOR MANUFACTURE OR STORAGE OF GOODS

          Not to use or permit or suffer the said Premises or any part or parts thereof to be used for the manufacture or storage of goods or merchandise other than storage for the purpose of and in quantities consistent with the user of the said Premises as specified in the Fourth Schedule hereto.

     (d)  NOT TO PRODUCE MUSIC OR NOISE AUDIBLE OUTSIDE

          Not to produce or permit or suffer to be produced any music or noise (including sound produced by broadcasting or an apparatus or any equipment capable of producing, reproducing, receiving or recording sound) so as to be audible outside the said Premises.

     (e)  NOT TO CAUSE ANY NUISANCE OR ANNOYANCE

          Not to do or permit or suffer to be done any act or thing in or upon the said Premises or any part or parts thereof which in the opinion of the Landlord may constitute a nuisance or annoyance or give cause for complaint from the Landlord or tenants or occupiers of the other parts of the said building or in any adjoining or neighboring building.

     (f) NOT TO BREACH CROWN LEASE OF CAUSE INSURANCE TO BE VOIDED OR PREMIUM INCREASED

          Not to do or permit or suffer to be done any act, deed, matter or thing whatsoever which will amount to a breach or non-observance of any of the terms and conditions under which the said Land is held from the Crown or of the Deed of Mutual Covenant and Management Agreement under which the Landlord holds the said Premises or whereby any insurance on the said Premises or the said Building against loss or damage by fire, storm, typhoon, other insurable perils and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereof may be increased Provided That if as the result of any act, deed, matter or thing done permitted or suffered by the Tenant, the premium on any such policy of insurance shall be increased, the Landlord shall be entitled without prejudice to any other remedy hereunder to recover from the Tenant the amount of any such increase and further the Tenant shall keep the Landlord fully indemnified against all losses damages claims and demands sustained by or made against the Landlord by any person as a result of any breach by the Tenant of this Clause 4(f) Provided That notwithstanding anything herein contained the Landlord does not warrant that any or adequate insurance against fire or any other risks exists in respect of the said Premises and/or the said building and/or all or any of the goods or property stored therein by the Tenant And the Tenant shall be responsible in any event for insurance of its property in the said Premises.

     (g)  NOT TO KEEP ARMS OR COMBUSTIBLE OR HAZARDOUS GOODS IN THE PREMISES

          Not to keep or store or permit or suffer to be kept or stored in this said Premises, any arms, ammunitions, gun-powder, saltpetre, kerosene or other explosives inflammable combustible or hazardous substance.

     (h)  NOT TO MAKE OR PERMIT ANY ALTERATIONS OR ADDITIONS

          Not without the prior written consent of the Landlord to make or permit any alterations or additions or partitions to be made in or to the said Premises or any part or parts thereof nor to pull down, alter or remove any doors windows additions partitions or fixtures and fittings thereof nor to make any alterations to the fire prevention system or to the electrical wirings and installations therein nor to install any air conditioning plant, machinery or equipment therein nor to cut maim or injure nor to suffer to be cut maimed or injured any doors, windows, walls, beams, structural members or fabric thereof. The Tenant shall be responsible for obtaining the Building Authority or any other government authorities' consent for such alterations additions or partitions in or to the said Premises at its own expense and the Tenant further undertakes to comply with all Government's requirements and regulations relating thereto. At the expiration or sooner determination of the term the Tenant shall at its own expense remove all such alterations or additions or partitions so erected or installed by the Tenant and restore the said Premises to its original tenantable state as at the commencement of the term to the satisfaction of the Landlord.

     (i)  NOT TO INSTALL  ELECTRICAL  WIRINGS  IN  PREMISES  WITHOUT  LANDLORD'S
          APPROVAL

          Not to lay affix attach or install any electrical wirings or cables in the said Premises without the prior written consent of the Landlord and in carrying out any electrical installations and/or wiring works, the Tenant shall use only a contractor approved by the Landlord in writing for such purpose.

     (j)  NOT TO DAMAGE TOILET FACILITIES

          Not to use or permit or suffer the toilet facilities provided by the Landlord to be used for any purpose other than that for which they are intended and not to throw or permit or suffer to be thrown therein an foreign substance of any kind and the Tenant shall pay to the Landlord on demand all costs and expenses incurred by the Landlord in making good any breakage, blockage or damage resulting from a violation of this Clause 4(j).

     (k) NOT TO DAMAGE MAIN STRUCTURE, WALLS, CEILINGS AND OTHER COMMON SERVICE FACILITIES

          (i) Not to damage, mark or deface or permit or suffer to be damaged, marked or defaced any main structure, fixtures and fittings, decorations, installations, lifts or other common service facilities including air conditioning units, cloakrooms, service pantries, halls, passageways, staircases, drainage wells, walls and ceilings of the said Building outside the said Premises, and to pay on demand to the Landlord all costs and expenses incurred by the Landlord in repairing, making good the damage or cleaning the same.

          (ii) NOT TO DRIVE NAILS ETC. INTO CEILINGS, WALLS OR FLOORS

               Not without the prior written consent of the Landlord to drive or insert or permit or suffer to be driven or inserted any nails, screws, hooks, brackets or similar articles into the ceilings, walls or floors of the said Premises and any other parts of the said Building outside the said Premises.

     (l)  DISPLAY NAME-PLATE OR SIGNBOARD ETC.

          Not without the prior written consent of the Landlord and/or the Manager to exhibit or display within outside or at the exterior of the said Premises any name-plate, poster, flag, notice, advertisement, sign-board, decoration, sign or other device, whether illuminated or not, which may be visible from outside of the said Premises except in such space and in such form style and manner with lettering and characters approved by the Landlord and/or the Manager.

     (m)  NOT TO ALTER LOCKS

          Not without the prior written consent of the Landlord to alter the existing locks, bolts and fittings on the entrance doors to the said
          Premises nor to install any additional locks, bolts or fittings thereon.

     (n)  NOT TO ENCUMBER OR OBSTRUCT PASSAGES AND COMMON AREAS

          Not to encumber or obstruct or permit or suffer to be encumbered or obstructed with any boxes, cartons, packages, rubbish, refuse, dustbins, garbage cans, furniture, chattels, or store of any goods, or other obstruction of any kind or nature any of the entrances, exits, staircases, landings, passageways, lifts, corridors, lavatories, lobbies or other parts of the said Building in common use so that the same are at all times kept clear and free of any obstructions of any nature and the Landlord shall in addition to any other remedies which the Landlord may have hereunder be entitled without notice and at the Tenant's expenses to remove and dispose of as it sees fit any such obstructions aforesaid without incurring any liability therefor whatsoever whether tortious or other wise to the Tenant or any other person whomsoever and the Tenant shall on demand pay or reimburse to the Landlord all costs and expenses incurred in such removal.

     (o)  NOT TO LAY WIRINGS OR CABLES ETC. IN COMMON AREAS

          Not to lay install affix or attach any wirings, cables, pipes or other articles or things in or upon any of the entrances, exits, staircases, landings, passageways, corridors, lavatories, lobbies or any other common areas of the said building outside the said Premises.

     (p)  PROHIBITION OF SUBLETTING OR TRANSFER

          (i) Not to assign underlet or otherwise part with the possession of or transfer the said Premises or any part or parts thereof or any interest therein or permit or suffer any arrangement or transaction whereby any person or persons who is/are not a party to this Agreement obtains or obtain the use possession enjoyment or occupation of the said Premises or any part or parts thereof irrespective of whether any rental or other consideration is given therefor. The tenancy created pursuant to this Agreement shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing, the following acts and events shall, unless previously approved in writing by the Landlord, be deemed to be breaches of this Clause 4(p):

               A. In the case of a Tenant which is a partnership any change in the constitution of the partners including the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise:

               B. In the case of a Tenant who is an individual (including a sole surviving partner of a partnership Tenant) the death, insanity or other disability of that individual, to the intent that no right to use, possess, occupy or enjoy the said Premises or any par thereof shall vest in the executor, administrator, personal representative, next of kin, trustee, receiver or committee of any such individual:

               C.   In  the  case  of  a  Tenant  which  is  a  limited  company incorporated in accordance with the laws of Hong Kong or elsewhere any take-over, reconstruction, amalgamation, merger, voluntary liquidation or change in the person or persons who owns or own a majority of its voting share or who otherwise has or have effective control thereof.

               D. The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use, possess, occupy or enjoy the said Premises or any part or parts thereof or does in fact use, possess, occupy or enjoy the same:

               E. The change of the Tenant's business name without the prior written consent of the Landlord.

     (q)  NOT TO KEEP ANIMALS OR PETS AND TO PREVENT INFESTATION

          Not to keep or permit or suffer to be kept any animals, birds or pets inside the said Premises and to take all such steps and precautions at such intervals as shall be required by the Landlord and to the satisfaction of the Landlord to prevent the said Premises or any part or parts thereof from becoming infested by termites, rats, mice, cockroaches or any other pests or vermin and in the event of any such infestation to permit the same to be remedied by contractor appointed by the Landlord at the Tenants' own cost and expense.

     (r)  NOT TO PERMIT  TOUTING OR  SOLICITING  OF  BUSINESS

          Not to permit any canvassing, peddling, touting or soliciting for business or distributing of any booklets, literatures, promotional items, pamphlets, notices or advertising matters to be conducted outside or near the said Premises or in any part or parts of the said Building.

     (s)  MOVEMENT OF HEAVY MACHINERY EQUIPMENT ETC. WITH LANDLORD'S CONSENT

          Not to move any heavy machinery equipment freight bulky item or fixtures and fittings which would impose a weight on any part of the flooring in excess of the maximum loading capacity referred to in Clause 4(w) hereof in and out of the said Building without obtaining the Landlord's prior written consent. The Tenant shall indemnify and keep the Landlord indemnified against all damage sustained by any person or property and for any damages or monies as well as legal costs on a full indemnity basis incurred by the Landlord in settlement of any actions, claims, proceedings or demands in connection therewith and for all costs and expenses incurred by the Landlord in repairing any damage to the said building and its appurtenances resulting from the movement of any heavy machinery equipment freight bulky item or fixtures and fittings by the Tenant.

     (t)  NOT TO HANG BLINDS OR AERIAL ETC.

          Not to hang, fix or erect any Venetian blinds or sun blinds of any description, shelters or coverings, wire or aerial wirings or other things whatsoever on any exterior part of the said Building including the roof and the exterior wall of the said Premises nor to do or permit to be done any act or thing which may or will alter the external appearance of the said Building.

     (u)  NOT TO HANG LAUNDRY

          Not to use or cause or permit the use of the entrances, exits, halls, lobbies, corridors, staircase, landings, passageways, lavatories and other common areas of the said building for the purpose of drying laundry or hanging or placing or storing any articles or things thereon or therein and not to permit the Tenant's servants, employees, agent, invitees, licensees and customers to use the same for loitering or eating.

     (v)  NOT TO USE LIFTS FOR CARRIAGE OF CARGOES

          Not to permit or suffer the lifts to be used for the carriage of cargoes, goods and other articles or things exceeding the maximum loading limit specified therefor by a notice affixed therein.

     (w)  NOT TO EXCEED FLOOR LOADING

          Not without the prior written consent of the Landlord to bring onto or suspend in or from or permit or suffer to be brought onto or suspended in or from the said Premises any equipment apparatus or machinery which imposes a weight on any part of the flooring of the premises in excess of the existing floor loading capacity of the said Building. The Landlord shall be entitled to prescribe the maximum weight and permitted locations of safes and other heavy equipment apparatus or machinery and may require the same to stand on supports of such dimension and material to distribute the weight as the Landlord may consider necessary.

     (x)  EXCLUSION OF LANDLORD'S LIABILITY

          Not to hold the Landlord liable or responsible in any way to the Tenant or to any other person whomsoever in respect of any injury damage or loss of business or other liability whatsoever which may be suffered by the Tenant or by any other person or any property howsoever caused and in particular, but without limitation, caused by or through or in any way owing to:

          (i) any defect in or failure or need for repair or overhaul of the supply of electricity, gas, water, telephone, air conditioning, lifts or other services whatsoever or any surge reduction variation interruption or termination in the supply of such services;

          (ii) any typhoon, landslide, subsidence of the ground, escape of fire, smoke, fumes or other substance or thing from anywhere within the said Building, any seepage, overflow or leakage of water from any pipes, drains or fire services system or anywhere within the said building or the influx of rain water or sea water into the said Premises or the said Building or any escape of electric current from electric wirings cables or ducts situate upon or in any way connected with the said Building or any part or parts thereof or dropping or falling of any article object or material whatsoever including cigarette ends, glass or tiles from anywhere within the said Building, or vibrations from an floor office or premises in the said Building or in the adjoining or neighboring building.

          (iii)any defective or damaged condition of the said Premises or any part or parts thereof or the Landlord's fixtures and fittings therein;

          (iv) any misconduct negligence or breach of duties on the part of the Manager;

          (v) any act, neglect or default of the Tenant or to other tenants and occupiers or any of their servants, employees, agents, invitees, licensees or customers of the other parts of the said Building or the adjoining or neighboring building;

          (vi) any failure or breakage of glass or plate glass of or in the said Premises or the said Building.

5.   LANDLORD'S COVENANTS THE LANDLORD HEREBY AGREES WITH THE TENANT as follows:

     (a)  TO PAY CROWN RENT AND PROPERTY TAX

          To pay the Crown rent and Property Tax and all expenses of a capital or non-recurring nature attributable to or payable in respect of the said Building.

     (b)  TO PROCURE MANAGER TO KEEP MAIN STRUCTURE ETC.

          To procure the Manager to keep the roof of the said Building and the main structure, entrances, exists, lobbies, lifts, escalators, corridors, staircases, landings, passageways, canopy, lavatories and other common areas of and in the said Building and the common service facilities therein in a good state of repair and condition Provide That the Landlord shall not incur any liability for any breach of obligation under this Clause 5(b) unless and until written notice of any defect or want of repair or bad condition shall have been previously given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair or remedy the same after the lapse of a reasonable time from the date of service of such notice.

     (c)  TENANT SHALL HAVE QUIET ENJOYMENT

          That the Tenant paying the rent, rates, air conditioning charge and management fee and all other outgoings hereby agreed to be paid on the days and in the manner herein provided for payment of the same and observing and performing the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed shall peacefully hold and enjoy the said Premises during the term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

6.   IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED as follows:

     (a)  LATE PAYMENT PENALTY

          If the Tenant shall have failed to pay the rent, rates, air conditioning charge and management fee and all outgoings payable hereunder in respect of the said Premises within seven (7) days from the day due for payment thereof, the Landlord shall without prejudice to its other rights and remedies hereunder or otherwise, be entitled to charge and the Tenant shall be liable to pay to the Landlord interest on the arrears of rent or outstanding amount of rates, air conditioning charge and management fee and all outgoings thereof at the rate of (as well before as after any judgment) three (3) % percentum per month from the date the same is due until the actual date of payment together with all legal costs and expenses incurred by the Landlord on a full indemnity basis for the purpose of recovering the arrears or outstanding sums in Court or otherwise from the Tenant and shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action. The Landlord shall also be entitled to disconnect or discontinue the supply of services, including but not limited to air conditioning, water, electricity, gas to the said Premises and/or to the Tenant without prior notice to the Tenant.

     (b)  RATES ON ACCOUNT

          The Tenant shall pay the rates in respect of the said Premises quarterly in advance upon receipt of the debit note from the Landlord.

     (c)  LANDLORD'S RIGHT OF RE-ENTRY ETC.

          If the rent, rates, air conditioning charge and management fee or all outgoings payable hereunder or any part hereof shall be unpaid for fifteen (15) days after that same shall become payable (in the case of the rent whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements, stipulations or conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall become bankrupt, or being a corporation shall go into liquidation by whatsoever reasons or for whatsoever purposes, or if any petition shall be filed for the winding up of the Tenant, or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors, or shall suffer any execution to be levied on the said Premises or otherwise on the Tenant's 's goods, then and in any such case it shall be lawful for the Landlord at any time thereafter to forfeit the tenancy hereby created and to re-enter on the said Premises or any part or parts thereof and to recover possession of the said Premises in the name of the whole whereupon this Agreement shall absolutely cease and determine but without prejudice to any right of action by the

          Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreements, stipulations and conditions herein contained or to the Landlord's right to deduct all loss and damage thereby incurred from the said deposit paid by the Tenant in accordance with Clause 2 hereof.

     (d)  WRITTEN NOTICE SHALL BE SUFFICIENT

          A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercised the power of forfeiture and/or re-entry herein contained shall be full and sufficient exercise of such power without physical entry on the part of the Landlord.

     (e)  ACCEPTANCE OF RENT NOT WAIVER OF BREACH OF COVENANT

          Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed.

     (f)  FORCE MAJEURE

          If the said Premises or any part or parts thereof shall be rendered inaccessible or destroyed or so damaged by fire, typhoon, Act of God, force majeure or at any time during the term the said Premises or the said Building or any part or parts thereof shall be condemned as a dangerous structure or a demolition order or closure order of the relevant Government authorities shall become operative in respect of the said Premises or the said Building or any part or parts thereof or other cause beyond the control of the Landlord and not attributable directly to any act or default of the Tenant as to be rendered unfit for commercial use and occupation or inaccessible and subject to the insurance policy or policies for such risks effected by the Landlord (if any) shall not have been rendered void or voidable or payment of policy moneys refused in whole or in part in consequence of any act or neglect or default of the Tenant, the rent, rates, air conditioning charge and management fee and all outgoings or a part thereof proportionate to the damage sustained shall cease to be payable until the said Premises shall have been restored or reinstated or rendered accessible Provided Always That the Landlord shall be under no obligation to repair or reinstate the said Premises And Provided Further That without prejudice to the foregoing if the whole or substantially the whole of the said Premises shall have been destroyed or rendered unfit for use and occupation and shall not have been repaired or reinstated within three (3) months of the occurrence of the destruction or damage then either party shall be entitled at any time before the same are so repaired and reinstated to terminate this Agreement by notice in writing to the other and thereupon this Agreement and the term shall determine as from the date on which they were rendered unfit for use and occupation or inaccessible but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or liability hereunder. In the event of any disagreement between the parties hereto on the application of this Clause 6(f) then the subject of disagreement shall be referred to a single arbitrator for settlement in accordance with the provisions of the Arbitration Ordinance for the time being in force.

     (g)  LANDLORD NOT LIABLE FOR BREAKDOWN IN AIR CONDITIONING SYSTEM

          The Landlord shall not in any circumstances be liable to the Tenant for any defect in or mechanical breakdown or failure or need for repair or overhaul of the air conditioning system nor shall the rent or air conditioning charge and management fee abate or cease to be payable on account thereof Provided Also That if the air conditioning system shall wholly breakdown or cease to operate for any period of fourteen (14) or more consecutive days, the due proportion of the air conditioning charge and management fee attributable to the maintenance of the air conditioning system but not the rent shall cease to be payable from the first day after the end of such period of fourteen
          (14) consecutive days until the air conditioning system again commences operating.

     (h)  TENANT RESPONSIBLE FOR ACTS OF SERVANTS, VISITORS, ETC.

          For the purpose of these presents any act, default, neglect or omission of any servants, employees, agents, invitees, licensees or customers (as hereinbefore defined) of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

     (i)  DISTRESS FOR RENT

          For the purpose of Part III of the Landlord and Tenant (Consolidation) Ordinance, Chapter 7 of the Laws of Hong Kong, and for the purpose of this Agreement, the rent payable in respect of the said Premises shall be and be deemed to be in arrear if not paid in advance at the time and in the manner stipulated in Clause 3(a) hereof.

     (j)  WAIVER

          To the extent that the Tenant can lawfully do so, the Tenant hereby expressly agrees to deprive itself of and to waive all rights (if any) to protection against eviction or ejectment afforded by any existing or future legislation from time to time in force and applicable to the said Premises or to the tenancy hereby created and the Tenant agrees to deliver up vacant possession of the said Premises to the Landlord on the expiration or sooner termination of the tenancy hereby created notwithstanding any rule of law or equity to the contrary.

     (k)  NON-WAIVER

          No condoning, excusing or overlooking by the Landlord of any default breach or non-observance, or non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing, and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future unless expressly so provided.

     (l)  LANDLORD'S RIGHT TO EXHIBIT SELLING OR LETTING NOTICE

          During the three months immediately preceding the expiration of the term hereby created, the Landlord shall be at liberty to affix and maintain without interference upon any external part of the said Premises notice or advertisement stating that the premises are to be let or to be sold and such other information in connection therewith as the Landlord shall deem fit.

     (m)  SERVICE OF NOTICES

          Any notice required to be served hereunder shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the said Premises or the tenant's last known place of business or registered office or residence in Hong Kong and, if to be served on the Landlord, shall be sufficiently served if addressed to the Landlord or such other person as may be notified in writing to the Tenant and sent by prepaid post to or delivered at the registered office of the Landlord or any other address which the Landlord may notify to the Tenant from time to time. In the case of a notice sent by prepaid post as aforesaid, service shall be deemed to have been effected two (2) days after the date of posting.

     (n)  RENAME OF BUILDING

          The Landlord shall at any time and from time to time during the term hereby granted be entitled to change the name or re-name or give consent to the other party to name or re-name the said Building or any part or parts thereof with any such name or style as in its sole discretion may determine on giving not less than two (2) months notice to the Tenant of its intention so to do and in respect thereof the Landlord shall not be liable for any damages to the Tenant or be made a party to any other proceedings or for costs or expenses of whatsoever nature incurred by the Tenant as a result of such change.

     (o)  LEGAL COSTS AND EXPENSES

          Each party shall bear its own legal costs and disbursements of and incidental to the preparation approval and completion of this Agreement and the Tenant further agrees and undertakes to reimburse the Landlord half share of all legal costs and disbursements payable by the Landlord to Messrs. Paul K. C. Chan & Co. upon signing of this Agreement provided that any stamp duty and registration fees, if any, payable hereon and the duplicate shall be borne and paid by the parties hereto in equal shares.

7.   ASSIGNMENT

     In the event that this Agreement or the said Premises or any part or parts thereof is/are assigned to other person(s) ("the new Landlord") by the Landlord, the following provisions shall apply:

     (1) the Tenant, subject to and at the direction of the Landlord, shall accept and acknowledge the new Landlord as the new Landlord in respect of the said Premises or any part or parts thereof assigned as aforesaid to whom the Tenant thereafter shall become liable according to the terms and conditions of this Agreement and shall enter into a Deed of Novation and/or Transfer or other agreement(s) or document(s) with the new Landlord and the Landlord at the cost of the new Landlord and/or the Landlord in such reasonable form and content as satisfactory to the Landlord and the new Landlord for the purposes of confirming the release, discharge and cessation of all liabilities and obligations of the Landlord hereunder including but not limited to the Landlord's obligation in respect of the refund of the said deposit hereunder (so far as they relate to the said Premises or any part or parts thereof assigned as aforesaid) and the continuation of the liabilities and obligations of the Tenant hereunder to give effect to or (as the case may be) to confirm the assumption and taking up by the new Landlord in lieu of the Landlord of all the Landlord's liabilities and obligations hereunder including but not limited to the Landlord's obligation in respect of the refund of the said deposit hereunder (so far as they relate to the said Premises or any part or parts thereof assigned as aforesaid);

     (2) upon the assignment of this Agreement or the said Premises or any part or parts thereof and the new Landlord thereof agreeing to assume take up all the Landlord's liabilities and obligations hereunder, all the Landlord's liabilities and obligations hereunder including without limitation its obligations to refund the said deposit to the Tenant hereunder (so far as they relate to the said Premises or any part or parts thereof assigned as aforesaid) whether contractual or other wise shall absolutely cease and be taken up by the new Landlord and the Tenant shall only seek refund of the said deposit (subject always to the terms and conditions contained in this Agreement) from the new Landlord.

8.   RENT FREE PERIOD

     Notwithstanding anything to the contrary contained in this Agreement, the Tenant shall be entitled to a rent-free period for a period of three (3) months from 1st July 1996 to 30th September 1996 (both days inclusive) provided that during the said period the Tenant shall be responsible for and pay all the rates, air conditioning charges and management fees, and all other outgoings payable by the Tenant in respect of the said Premises under the terms and conditions of this Agreement.

9.   OPTION TO RENEW

     (a) If the Tenant shall be desirous of taking a tenancy of the said Premises for a further term of Three (3) years from the expiration of the term hereby granted the Tenant shall not earlier than six (6) months nor later than three (3) months before the expiration of the term hereby granted give to the Landlord notice in writing of its desire and the said option shall be deemed to have lapsed and be of no further effect whatsoever if not so exercised within the abovementioned time. If as at the termination of the tenancy hereby created the Tenant shall have paid all rent hereby reserved and shall have performed and observed the agreements, stipulations and conditions herein contained on its part to be performed and observed then the Landlord shall grant to the Tenant and the Tenant shall take a new Tenancy Agreement in respect of the said Premises for the further term of Three (3) years commencing immediately after the expiration of the term hereby granted at the then prevailing open market rent to be determined in accordance with sub-clause (c) hereto. A notice once having been given by the Tenant to the Landlord hereunder shall be irrevocable and shall be binding on the Tenant.

     (b) During the penultimate month immediately preceding the expiration of the term hereby created the Landlord shall notify the Tenant of the Landlord's assessment of the open market rental for the said further term of Three (3) years and the Tenant shall within fourteen (14) days upon receipt of such notice lodge with the Landlord a written notice accepting or rejecting the Landlord's assessment. If the Tenant agrees to the Landlord's assessment and accept such assessment at the time and in the manner as aforesaid, the Landlord's assessment shall be the new rent payable by the Tenant during the said further term of Three (3) years or if the Tenant shall fail to lodge such notice at the time and in the manner as aforesaid then the Landlord's assessment shall be deemed to be the open market rental for the said further term of Three (3) years.

     (c) If, within fourteen (14) days of the lodging of the said notice referred to in sub-clause (b) hereof, the parties shall be unable to agree the new rent payable by the Tenant for the said further term of Three (3) years either the Tenant shall be entitled to terminate the tenancy hereby created on the original expiry date of the term hereby granted or either the Landlord or the Tenant may serve a notice upon the other calling for an independent surveyor and valuer (hereinafter referred to as "the Surveyor") to be appointed to determine the new rent. The Surveyor may be appointed by agreement between the Landlord and the Tenant or in default of such agreement the surveyor may be appointed at the request of either of the parties hereto in the first instance by the Chairman or President (as the case may be) for the time being of The Royal Institution of Chartered Surveyors (Hong Kong Branch) or in default of such appointment the Surveyor may be appointed at the request of either of the parties hereto by the Chairman or President (as the case may be) for the time being of the Hong Kong Institute of Surveyors or equivalent professional body. The Surveyor's decision as to what shall be the new rent shall be conclusive and binding on the parties hereto.

     (d) In determining the new rent the Surveyor shall act as an expert and not as an arbitrator and shall take into account the open market rental (including for this purpose any management fees payable) for prime commercial accommodation or in similar commercial buildings in Hong Kong to those of the Building obtainable at the time of commencement of the further term of Three (3) years on the following assumptions that at that date:

          (i) no work which has been carried out thereon by the Tenant or its permitted sub-tenants (if any) or predecessors in title has diminished the rental value of the said Premises and that in case the said Premises have been destroyed or damaged, they have been fully reinstated and restored;

          (ii) the said Premises are available for letting by a willing Landlord to a willing Tenant without a premium but with vacant possession;

          (iii)that the covenants herein contained on the part of the Tenant have been fully performed and observed.;

          But disregarding:

          (iv) any effect on rent of the fact that the Tenant has been in occupation of the said Premises;

          (v) any goodwill attached to the said Premises by reason of the carrying on thereat of the business of the Tenant;

          (vi) any increase in rental value of the said Premises attributable to any special improvement to the said Premises or any par thereof carried out by the Tenant with the Landlord's consent where required including any special improvements made by the Landlord at the expense of the Tenant prior to the commencement or during the continuance of the term.

     (e) The Surveyor shall afford to each of the parties hereto an opportunity to make representations to him.

     (f) If the Surveyor shall die delay or become unwilling or incapable of acting or if for any other reason the Chairman or President (as the case may be) for the time being of the Royal Institution of Chartered Surveyors Hong Kong Branch or the Chairman or President (as the case may be) for the time being of the Hong Kong Institute of Surveyors as the case may be or the person acting on his behalf shall in his absolute discretion think fit he may by writing discharge the Surveyor and appoint another in his place.

     (g) If the new rent shall not have been determined before the commencement of the said further term of Three (3) years, pending determination of the new rent the Tenant shall continue to pay monthly on account of the new rent the rent that was payable by the Tenant in respect of the period immediately prior to the beginning of the said further term of Three (3) years and within ten (10) days of the determination of the new rent, the Tenant shall pay to the Landlord the difference between the rent actually paid by the Tenant during the period pending determination plus such amount of interest as may be directed by the Surveyor.

     (h) Irrespective of any assessment or determination of the open market rental for the said Premises in no case shall the new rent that shall be payable by the Tenant for the said further term of Three (3) years be less than the rent more particularly described and set out in the Third Schedule hereto.

     (i) The costs and expenses of the Surveyor including the cost of his appointment shall be borne by the Tenant unless the open market rental determined by the Surveyor shall be less than that assessed by the Landlord in accordance with sub-clause (b) hereof in which case all costs and expenses of the Surveyor shall be borne by the Landlord and the Tenant in equal shares and each party shall bear all other costs and expenses incurred by themselves in respect of or in connection with any rent review separately.

     (j) The said further term of Three (3) years shall be granted by the Landlord to the Tenant on the same terms and conditions as are herein contained whenever appropriate except Clauses 8, 9 and 20 and except that:

          A. under the said further term of Three (3) years the said deposit paid hereunder shall be increased to an amount representing the aggregate of three months' new rent and three months' new air conditioning charges and management fees determined by the parties hereto in accordance with the provisions set out hereinbefore.

          B. provided that the said further term of Three (3) years shall not be terminated before its expiry date for whatever reason and the Tenant shall not be released from its obligation under Clause 3(p) hereof.

10.  MANAGEMENT REGULATIONS

     (a) The Landlord reserves the right from time to time and by notice in writing to the Tenant to Make impose adopt and introduce and subsequently supplement amend or abolish if necessary such reasonable regulations as it may consider necessary for the management operation and maintenance of the said Building including without limitation those regulations relating to the use of the common service facilities, the lifts and the use of the loading and unloading areas (if any) in the said Building.

     (b) Such regulations shall be supplementary to the terms and conditions of this Agreement and shall bind the Tenant and any breach of the regulations shall be deemed to be a breach of this Agreement for which the Landlord may exercise all or any of its rights or remedies hereunder.

     (c) Such regulations shall not in any way derogate from the terms and conditions of this Agreement. In the event of conflict between such regulations and the terms and conditions of this Agreement the terms and conditions of this Agreement shall prevail.

11.  JOINT AND SEVERAL LIABILITY

     Where more than one person is named as the Tenant in the First Schedule hereto all such persons shall sign this Agreement and shall be jointly and severally liable for the performance and observance of the terms, conditions, and agreements contained herein and on the part of the Tenant to be performed and observed.

12.  NO PREMIUM

     The Tenant acknowledges that no fine premium key money or other consideration has been paid by the Tenant to the Landlord for the grant of the tenancy hereby created and that the rent is the best rent which can reasonably obtained without a premium.

13.  NO WARRANTY

     The Landlord does not warrant that the said Premises together with the fixture and fittings thereto are fit for the purposes for which they are let or for any other purposes whatsoever intended to be used by the Tenant and shall not be liable or responsible to the Tenant for any damages or loss in respect thereof.

14.  FULL AGREEMENT

     This Agreement sets out the full agreement reached between the parties hereto and no other representations have been made or warranties given relating to the Landlord or the Tenant or the said Building or the said Premises and if any such representation or warranty has been made given or implied the same is hereby waived.

15.  LAW

     This Agreement shall be governed and construed in all respects in accordance with the laws of Hong Kong.

16.  MARGINAL NOTES

     The Marginal notes are intended only for guidance and reference and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

17.  MISCELLANEOUS

     Unless the context otherwise requires, words herein importing the masculine gender shall include the feminine and neuter and words herein in the singular shall include the plural and vice versa and the expression "person" or "persons" shall include firms and/or corporations.

18.  LEGAL REPRESENTATION

     The Tenant hereby declares that the Tenant understands the effect of this Agreement and that the Tenant has not been subject to any undue pressure to sign the same and further agrees and declares that Messrs. Paul K. C. Chan & Co., solicitors act solely as the solicitors for the Landlord in the preparation and execution of this Agreement and that the Tenant has been duly requested and advised by Messrs. Paul K. C. Chan & Co. to seek independent legal advice on this Agreement or any of the provisions herein contained prior to signing of this Agreement. Notwithstanding the aforesaid advice, the Tenant hereby confirms and declares that the Tenant fully understands the contents and effects of this Agreement and that the Tenant requires no independent legal advice hereon.

19.  MORTGAGEE'S CONSENT

     IT IS HEREBY FURTHER AGREED by the parties hereto as follows:

     The said Premises are at present subject to a Mortgage registered in the Land Registry by Memorial No. 6611234 and made between the Landlord as Mortgagor of one part and the Yien Yieh Commercial Bank Limited as Mortgagee of the other part. This Agreement is conditional upon the written consent of the said Mortgagee being obtained and in the event of the said mortgagee failing or refusing to give such consent as aforesaid, this Agreement shall become null and void and the Tenant shall immediately vacate the said Premises and all sums paid hereunder by the Tenant to the Landlord shall be returned to the Tenant without interest or compensation.

20.  LICENSE FEE-FREE CLAUSE

     The Landlord hereby grants to the Tenant a license-at-will to use and occupy the Premises for the purpose of inspection and measurement for fitting out purpose of the same of the period form the 25th day of June 1996 to the 30th day of June 1996 (both days inclusive) free of license fee provided that the Tenant shall during the said period observe and comply with all terms and conditions herein contained with such modifications only as are necessary to make the same applicable to the license hereby granted.

21.  TENANTS RIGHT TO USE FURNITURE, FIXTURES AND CHATTELS

     Notwithstanding anything herein contained to the contrary, it is hereby expressly agreed by the parties hereto that the Tenant shall during the term of this tenancy have the right to use the furniture, fixtures and chattels as set out in the Fifth Schedule hereto ("the Furniture") without payment of any additional rent and charges therefor upon the following terms and conditions:

     (a) That the Tenant shall not remove permit or cause to be removed any item of the Furniture from the said Premises save for the purposes of repair or replacement.

     (b) The Landlord shall have the same right as set out in Clause 3(j)(i) hereof to enter into the said premises upon prior notice to view the condition of the Furniture and the same right as set out in Clause 3(k)(ii) to cause repair thereto at the costs and expenses of the Tenant of which written notice has been received by the Tenant and which the Tenant has failed to repair within 14 days of receipt of such notice, or such shorter period as shall be appropriate in case of emergency.

     (c) That the Tenant shall maintain and keep the Furniture in good clean and substantial repair and condition (fair wear and tear excepted).

     (d) That the Tenant shall at the expiration or sooner determination of this Agreement deliver up to the Landlord the Furniture and replace with articles of similar value any items of the Furniture which are removed, missing, lost or so destroyed or damaged as to be incapable of repair owing to the default or neglect of the Tenant.

22.  THE PLAN

     The parties hereto declare and acknowledge that the use, occupation and enjoyment of the Corridor on the 21st Floor of the said Building as shown colored Pink hatched Black on the plan annexed hereto for identification purpose is subject to compliance of the Building Ordinance (Cap. 123) and Fire Service Ordinance (Cap. 95) of the Laws of Hong Kong and subject also to the rights of ingress and egress for the Landlord, Hong Chun Development Limited and Chi Wen Trading Company Limited and their licensees, assignees and others along the Corridor leading from the common staircase and lifts to the Air Conditioning Handling Unit Room and the Meter Room colored Yellow on the said Plan.

23.  SHOWROOM AND STRONGROOM

     It is hereby agreed by the parties hereto that the Tenant shall at its own costs and expenses be entitled to erect a showroom (not exceeding 300 square feet) and a strongroom (not exceeding 600 square feet) in the said Premises for the purpose of its business as may be approved by the Landlord in accordance with Clause 3(e) herein and the Tenant shall remove the said showroom and strongroom and reinstate the said Premises in accordance with Clause 3(p) herein.



                     THE FIRST SCHEDULE ABOVE REFERRED TO


LANDLORD:           SAME FAST LIMITED  (illegible)  whose registered  office is situate at 36th Floor, Rooms 3601-05,  China Resources
                    Building, 26 Harbour Road, Hong Kong.


TENANT: MAN SANG JEWELLERY COMPANY LIMITED (illegible) whose registered office is situate at 14th Floor, Sands Building, 17 Hankow Road, Tsimshatsui, Kowloon, Hong Kong.



                     THE SECOND SCHEDULE ABOVE REFERRED TO


     The entire office on 21st Floor and the Corridor on 21st Floor, No. 39 Chatham Road South, Kowloon, Hong Kong erected on the said Land.

                     THE THIRD SCHEDULE ABOVE REFERRED TO


TERM OF TENANCY:        Three (3) Years commencing on 1st July 1996 and expiring
                        on 30th June 1999.

RENT: HK$326,400.00 per calendar month (exclusive of rates, air conditioning charge and management fee and all outgoings of every description) payable in advance without any deductions whatsoever on the first day of each and every calendar month and the first of such payment is to be paid on the 1st October 1996 Provided That the Tenant shall be entitled to the rent-free period in Clause 8 hereof.


AIR CONDITIONING CHARGE: HK$32,640.00 per calendar month in advance clear of all
AND MANAGEMENT FEE       deductions on the first day of each and every  calendar
                         month subject to such increase as may from time to time be imposed by the Manager charged with the management of the said Building during the term of the tenancy.


DEPOSIT:                 The sum of HK$1,077,120.00, particulars as follows:

                         (i) HK$979,200.00 being Three (3) months' rental deposit;

                         (ii) HK$97,920.00  being  Three (3)  months'  air
                              conditioning charge and management fee deposit.


                      THE FOURTH SCHEDULE ABOVE REFERRED TO


The said Premises shall only be used for office purpose and for no other purpose whatsoever.

                      THE FIFTH SCHEDULE ABOVE REFERRED TO

1.    Suspended ceiling grid, ceiling tiles and light boxes
2.    Standard fire sprinkler system
3.    Full central air conditioning system
4.    Wall plaster with paint

AS WITNESS the hands of the parties hereto the day and year first above written.


SIGNED by Mr. Tian Wei,       }
its director,                 }
for and on behalf of the      }
Landlord                      }
                              }
in the presence of:           }

                                             For and on behalf of
/s/ illegible                                SAME FAST LIMITED
------------------------------
Anita Vachani
Clerk to Messrs. Paul K.C. Chan & Co         /s/ illegible
Solicitors, Hong Kong                        -----------------------------------
                                             Authorized Signature(s)


SIGNED by Mr. Cheng Tai Po,   }              For and on behalf of
its director,                 }              MAN SANG JEWELLERY CO., LTD.
for and on behalf of the      }
Tenant                        }
                              }
in the presence of:           }              /s/ illegible
                                             -----------------------------------
                                             Authorized Signature(s)


/s/ illegible
------------------------------
Anita W. S. Tong
Solicitor
Hong Kong


RECEIVED on the day and year  }
first above  written of and   }
from the Tenant the sum       }
of HONG KONG DOLLARS ONE      }
MILLION AND SEVENTY-SEVEN     }              HK$1,077,120.00
THOUSAND ONE HUNDRED AND      }
TWENTY  ONLY  Hong  Kong      }
Currency                      }              For and on  behalf  of
being  the  deposit           }
above-mentioned to be paid by }              SAME FAST LIMITED
the Tenant to the Landlord    }
                                             /s/ illegible
                                             -----------------------------------
                                             Authorized Signature(s)

WITNESS at to signature only:



/s/ illegible                                I hereby verify the signature of
------------------------------               Anita Vachani:
Anita Vachani
Clerk to Messrs. Paul K. C. Chan & Co.       /s/ illegible
Solicitors, Hong Kong                        -----------------------------------
                                             Anita W. S. Tong
                                             Solicitor, Hong Kong


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